Exhibit 2.3

SECOND AMENDMENT
TO
PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of February 4, 2015, is made by and among the Sellers signatory hereto (collectively, jointly and severally, “Seller”), and MCR DEVELOPMENT LLC, a Delaware limited liability company (“Purchaser”). Seller and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS:

A. The Parties are parties to that certain Purchase and Sale Agreement dated as of December 15, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of January 15, 2015 (the “Agreement”), governing the purchase and sale of nineteen hotels more fully described in the Agreement.

B. The Agreement incorrectly identifies the owner of the Property operated as the Hilton Garden Inn in West Monroe, Louisiana (the “West Monroe Property”) as Apple Nine Hospitality Ownership Inc., a Virginia corporation (“Apple Nine Hospitality”).  The record owner of the West Monroe Property is in fact Apple Nine Louisiana, LLC, a Virginia limited liability company (“West Monroe Seller”).

C. The Parties wish to amend the Agreement to reference the correct owner of the West Monroe Property as more particularly provided herein.

AGREEMENT;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

1. The name of the entity comprising Seller that is the owner of the West Monroe Property, as so designated on the signature pages to the Agreement, is hereby amended and restated to read “Apple Nine Louisiana, LLC”.  By its signature hereto, West Monroe Seller hereby joins in the execution of the Agreement, assumes all rights, covenants and obligations of the Seller thereunder, and joins in the making of all representations and warranties provided therein, in each case with the same effect as if the West Monroe Seller was an original signatory thereto.  For the avoidance of doubt, Apple Nine Hospitality remains an entity comprising Seller party to the Agreement, as amended hereby, as it is the owner of certain other Property subject thereto.

2. All other terms and conditions of the Agreement not specifically modified or supplemented by this Amendment, shall remain unchanged and in full force and effect.  This Amendment (a) shall be governed, construed and enforced under the laws of the State of New York, (b) contains the entire understanding of the parties hereto with respect to the provisions of the Agreement amended and supplemented hereby, (c) may not be modified except by a writing signed by all of parties hereto and (d) and shall be binding upon and inure to the benefit of parties hereto, and their respective successors and permitted assigns. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

3. A Party may deliver executed signature pages to this Amendment by facsimile or other electronic transmission to any other Party, which facsimile or other electronically transmitted copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

PURCHASER:

MCR DEVELOPMENT LLC,
a Delaware limited liability company

By:             /s/ R. Tyler Morse
Name:             R. Tyler Morse
Title:             Authorized Representative

SELLER:

Courtyard, Alexandria, LA:                                               SUNBELT-CAL, LLC,
An Alabama limited liability company

By:      Apple Nine Hospitality Ownership, Inc.,
a Virginia corporation, its Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title:  Vice President

Hilton Garden Inn, West Monroe, LA:                            APPLE NINE LOUISIANA, LLC,
a Virginia limited liability company

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

Homewood Suites, Cincinnati, OH:                                 APPLE SEVEN HOSPITALITY OWNERSHIP,
INC.,
a Virginia corporation

By:       /s/ David Buckley
Name: David Buckley
Title: Vice President

Courtyard, Jackson, MS:                                                  APPLE NINE HOSPITALITY OWNERSHIP,
INC.,
a Virginia corporation

By:       /s/ David Buckley
Name: David Buckley
Title:  Vice President

Hampton Inn, Savannah, GA:                                            APPLE EIGHT HOSPITALITY OWNERSHIP,
INC.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

Hampton Inn, Bowling Green, KY:                                   APPLE EIGHT HOSPITALITY OWNERSHIP,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

Hampton Inn, Charlotte, NC:                                            APPLE EIGHT NORTH CAROLINA, L.P.,
a Virginia limited partnership

By:      Apple Eight NC GP, Inc.,
a Virginia corporation, its General Partner

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Courtyard, Brownsville, TX:                                             APPLE SEVEN HOSPITALITY TEXAS, L.P.,
a Virginia limited partnership

By:      Apple Seven Texas GP, Inc.,
a Virginia corporation, its General Partner

By:  /s/ David Buckley
Name: David Buckley
Title:  Vice President

Hampton Inn, Dunn, NC:                                                   APPLE EIGHT NORTH CAROLINA, L.P.,
a Virginia limited partnership

By:      Apple Eight NC GP, Inc.,
a Virginia corporation, its General Partner

By:  /s/ David Buckley
Name: David Buckley
Title:   Vice President

Hampton Inn Suites, Pueblo, CO:                                    APPLE NINE HOSPITALITY OWNERSHIP,
INC.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title:  Vice President

Hampton Inn, Concord, NC:                                              APPLE EIGHT SPE CONCORD, INC.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

TownePlace Suites, Jacksonville, NC:                           APPLE NINE NORTH CAROLINA, L.P.,
a Virginia limited partnership

By:      Apple Nine NC GP, Inc.,
a Virginia corporation, its General Partner

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Hampton Inn, Troy, AL:                                                     Apple Seven Hospitality Ownership, Inc.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

TownePlace Suites, San Antonio, TX:                            Apple Seven Hospitality Texas, L.P.,
a Virginia limited partnership

By:      Apple Seven Texas GP, Inc.,
a Virginia corporation, its General Partner

By: /s/ David Buckley
Name: David Buckley
Title: Vice President

TownePlace Suites, Huntsville, AL:                                 Sunbelt-THA, L.L.C.,
An Alabama limited liability company

By:      Apple Seven Hospitality Ownership, Inc.,
a Virginia corporation, Managing Member

By: /s/ David Buckley
Name: David Buckley
Title: Vice President

Hampton Inn Suites, Tulsa, OK:                                      Apple Eight Hospitality Ownership, Inc.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title:  Vice President

Courtyard, Troy, AL:                                                          SUNBELT-CTY, LLC,
An Alabama limited liability company

By:      Apple Nine Hospitality Ownership, Inc.,
a Virginia corporation, its Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title:  Vice President

TownePlace Suites, Columbus, GA:                                 SUNBELT-TCG, L.L.C.,
An Alabama limited liability company

By:      Apple Seven Hospitality Ownership, Inc.,
a Virginia corporation, Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title:  Vice President

Fairfield Inn & Suites, Rogers, AR:                               APPLE EIGHT HOSPITALITY OWNERSHIP,
INC.,
a Virginia corporation

By:      /s/ David Buckley
Name: David Buckley
Title: Vice President

REAFFIRMATION AND AGREEMENT OF APPLE

Apple Hospitality REIT, Inc., a Maryland corporation (“Apple”) hereby (i) reaffirms all of its obligations under the Apple Joinder attached to the Agreement, (ii) consents to the foregoing Amendment, and (iii) agrees that its obligations under the Apple Joinder shall not be affected by the foregoing Amendment.

APPLE HOSPITALITY REIT, INC.,
a Virginia corporation

By:           /s/ David Buckley
Name:     David Buckley
Title:       Executive Vice President